Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the implementation of policies proposed by the new presidential administration, including tariffs, mass deportations and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including CRE loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation (“FDIC”) insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to prior bank failures; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our acquisition of First Minnetonka City Bank (“FMCB”), including the possibility that the merger may be more difficult or expensive to integrate than anticipated and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and government policies concerning the Company’s general business, including changes in interpretation or prioritization and changes in response to prior bank failures and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

4Q24 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

	Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
Reported	$0.26	0.68%	7.43%	56.8%	0.01%
Adjusted[1]	$0.27	0.71%	7.82%	55.2%	

Strong Balance Sheet Growth

- Core deposit[2] balances increased $211M from 3Q24, or 31.3% annualized (excluding $217M from FMCB acquisition)
- Loan balances increased $66M from 3Q24, or 7.1% annualized (excluding $117M from FMCB acquisition)
- FY24 total deposit growth of 10.2%, core deposit[2] growth of 22.0%, and loan growth of 3.9%
- Loan-to-deposit ratio of 94.7%, down from 100.4% at 4Q23

NIM Expansion and Net Interest Income Growth

- Net interest income increased $1.4M, or 5.3%, from 3Q24
- Net interest margin (NIM) of 2.32%, up 8 bps from 3Q24
- Cost of total deposits of 3.40%, down 18 bps from 3Q24
- Average interest earning asset growth of $87M, or 7.6% annualized

Superb Asset Quality Profile

- Nonperforming assets to total assets of 0.01% vs. 0.19% in 3Q24
- Annualized net charge-offs to average loans of 0.03% vs. 0.10% in 3Q24; FY24 net charge-offs of 0.03%
- 4Q24 provision for credit losses on loans of $1.5M, including $950K of CECL Day 1 non-PCD provision expense
- Substandard loans declined $9.8M, or 31.1%, from 3Q24 due to the sale of a central business district office property

Closed Acquisition of First Minnetonka City Bank (FMCB)

- Acquisition closed on December 13, 2024
- Regulatory approvals received 55 days after deal announcement; deal closed 107 days after deal announcement
- Welcomed new team members and clients

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation.
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

Consistent Tangible Book Value Per Share Outperformance 4 198% 77% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 BWB Peer Bank Average2 4Q24 Tangible Book Value Per Share1 Impacted by FMCB Acquisition Following 31 Consecutive Quarters of Growth 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 with growth rate through 2Q24 (Source: S&P Capital IQ)

NIM Expansion and Net Interest Income Growth 5 $24,563 $24,023 $24,229 $24,631 $26,220 $751 $608 $767 $968 $747 $25,314 $24,631 $24,996 $25,599 $26,967 2.27% 2.24% 2.24% 2.24% 2.32% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Margin1 Net Interest Income (ex. Loan Fees) Loan Fees Net Interest Income and Margin Trends 2.24% 0.13% (0.02)% (0.02)% (0.02)% (0.01)% (0.01)% 2.32% 0.02% 0.01% NIM (3Q24) Deposits FMCB Stub Period Purchase Accounting Accretion Borrow-ings Loan Fees Cash and Invest-ments Loans Other NIM (4Q24) Net Interest Margin Drivers 4Q24 Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Income • Net interest income growth driven by NIM expansion and average earning asset growth • Reduced loan fees as loan payoffs declined from 3Q24 levels Net Interest Margin • NIM expansion following Fed rate cuts in late 2024 • NIM expanded even when excluding the impact of the FMCB stub period income (+2 bps) and purchase accounting accretion (+1 bp) • Positioned for continued NIM expansion in current interest rate environment FMCB Impact

Lower Funding Costs Drive NIM Expansion 6 $2,909 $2,961 $2,984 $3,089 $3,121 $753 $701 $692 $710 $718 $415 $434 $461 $403 $444 $4,077 $4,096 $4,137 $4,202 $4,283 3.23% 3.34% 3.49% 3.54% 3.38% 4Q23 1Q24 2Q24 3Q24 4Q24 $3,726 $3,729 $3,772 $3,722 $3,731 5.33% 5.38% 5.50% 5.57% 5.55% 5.25% 5.31% 5.42% 5.47% 5.47% 4Q23 1Q24 2Q24 3Q24 4Q24 $3,662 $3,662 $3,676 $3,799 $3,840 3.19% 3.32% 3.46% 3.58% 3.40% 4Q23 1Q24 2Q24 3Q24 4Q24 Loan Yield (ex. Loan Fees)2 Loan Yields Stable in 4Q24 Growth of High-Yielding Securities Portfolio Deposit Costs Inflect Lower Total Funding Costs Inflect Lower $630 $670 $673 $700 $752 4.63% 4.80% 4.94% 5.01% 4.86% 4Q23 1Q24 2Q24 3Q24 4Q24 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Funds Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions

Positive Revenue Growth Trends Continue 7 PPNR ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Net Interest Income and Noninterest Income Growth $25,314 $24,631 $24,996 $25,599 $26,967 $1,409 $1,550 $1,763 $1,522 $26,723 $2,533 $26,181 $26,759 $27,121 $29,500 4Q23 1Q24 2Q24 3Q24 4Q24 $11,010 $10,899 $10,900 $11,389 $12,688 $8,873 $7,831 $8,115 $8,675 $8,204 0.96% 0.95% 0.94% 0.96% 1.05% 0.98% 1.09% 0.77% 0.69% 0.70% 0.73% 0.68% 0.75% 0.71% 4Q23 1Q24 2Q24 3Q24 4Q24 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands 4Q24 noninterest income growth driven by higher swap fees and letter of credit fees; no material stub period impact from FMCB Adj. PPNR ROA1 Adj. ROA1

Well-Controlled Expenses 8 1.31% 1.36% 0.02% 0.04% 1.37% 1.33% 1.35% 1.33% 1.40% 58.8% 58.2% 58.7% 58.0% 56.8% 58.8% 58.2% 58.7% 57.2% 55.2% 4Q23 1Q24 2Q24 3Q24 4Q24 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio3 Highly Efficient Business Model Well-Controlled Expenses in 2024 Peer median efficiency ratio of 61%1 in 3Q24 4Q24 included $199K of stub period noninterest expense from FMCB incurred after deal closed on December 13, 2024 Salary and Employee Benefits Occupancy Technology Professional and Consulting 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) 2 Annualized 3 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands Other Adjustment Factors / Avg. Assets2 Efficiency Ratio3 Merger-Related $9,615 $9,433 $9,675 $9,851 $10,431 $1,062 $1,057 $1,092 $1,069 $1,172 $1,236 $1,208 $1,284 $1,208 $782 $889 $1,322 $852 $926 $769 $3,045 $2,602 $2,636 $2,482 $2,630 $224 $15,740 $488 $15,189 $15,539 $15,760 $16,812 4Q23 1Q24 2Q24 3Q24 4Q24

Strong Core Deposit Momentum Continues 9 20% 18% 18% 19% 20% 19% 21% 20% 22% 21% 25% 26% 25% 26% 31% 8% 9% 10% 9% 8% 28% 26% 27% 24% 20% $3,710 $3,807 $3,808 $3,747 $4,087 4Q23 1Q24 2Q24 3Q24 4Q24 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • Acquired $226M of FMCB deposits, including $217M of core deposits1 • Brokered deposits declined $75M, or 33.2% annualized • Loan-to-deposit ratio of 94.7%, down from 100.4% in 4Q23 Strong Deposit Growth Trends Drive Improved Liquidity Position 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Positive Core Deposit1 Growth Momentum Over Time $2,890 $217 $2,470 $2,515 $2,585 $2,547 $2,637 $2,585 $2,678 $3,107 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Improving Deposit Mix Deposit Growth Rates 4Q24 Ann. FY24 Total Deposits 36% 10% Total Deposits (ex. FMCB) 12% 4% Core Deposits1 64% 22% Core Deposits1 (ex. FMCB) 31% 13% Core Deposits Acquired Core Deposits1

Loan Growth Returns as Demand Continues

Bridgewater Bancshares, Inc.



$3,724
$3,784
$3,800
$3,686
$3,869
$117
$3,752
4Q23
1Q24
2Q24
3Q24
4Q24
Gross Loans
Acquired Gross Loans

FMCB Acquisition Aided Already Strong 4Q24 Loan Growth

- Acquired $117M of loans and leases, at amortized cost, from FMCB
- 4Q24 loan balances increased 19.7% annualized (7.1% ex. FMCB)
- FY24 loan balances increased 3.9% (1.8% ex. FMCB)
- Loan pipeline remains near 2-year high

Loan Growth Outlook Drivers

- **Loan demand** – strong loan demand and pipelines aided by recent interest rate cuts, but elevated competition continues
- **Market and economic conditions** – favorable business outlook, but uncertain interest rate environment
- **Loan payoffs and paydowns** – pace of loan payoffs will continue to impact loan growth
- **Core deposit growth** – more offensive-minded in 2025 due to increased liquidity from strong core deposit growth and FMCB acquisition

Dollars in millions

10

New Originations Outpace Payoffs 11 Increased Demand Drove New Origination Growth $71 $96 $91 $60 $189 $87 $67 $50 $46 $68 $158 $163 $141 $106 $257 4Q23 1Q24 2Q24 3Q24 4Q24 New Originations Advances Loan Payoffs Remain Elevated $102 $58 $105 $163 $155 $45 $44 $45 $54 $147 $38 $102 $150 $217 $193 4Q23 1Q24 2Q24 3Q24 4Q24 Payoffs Amortization/Paydowns Dollars in millions $3,686 $189 $68 $2 $117 $(155) $(38) $3,869 Gross Loans (3Q24) New Originations Advances Net Revolving Lines of Credit FMCB Acquired Loans Payoffs Amort. / Paydowns Gross Loans (4Q24) 4Q24 Loan Growth Waterfall

$(25) $1 $4 $9 $44 $46 $51 $53 Well-Diversified Loan Portfolio with Multifamily Expertise 12 Dollars in millions CRE NOO 28.0% Multifamily 36.9% C&D 3.6% 1-4 Family Mortgage 12.3% CRE OO 4.9% C&I 12.9% Leases 1.1% Consumer & Other 0.3% Loan Mix by Type $3.9 Billion • 1-4 Family Mortgage and Lease growth driven by FMCB acquisition • Increased loan demand drove increase in CRE NOO and Multifamily segments • Continued migration out of Construction & Development as projects completed the construction phase • Remained comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations, given portfolio performance and expertise 4Q24 Loan Growth by Type (vs. 3Q24) Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other Leases Includes $43M from acquired FMCB portfolio All growth from acquired FMCB portfolio

Managing Multifamily and Office-Related Risk

Bridgewater Bancshares, Inc.

Strong Multifamily Track Record in Stable Twin Cities Market

Average Loan Size	Weighted Average LTV	NPAs/ Loans	NCOs (since 2005)
$3.2M	68%	0.00%	$62K

Multifamily Lending Focus in the Twin Cities

- Bank of choice in the Twin Cities with expertise and differentiated service model
- Greater tenant diversification compared to other asset classes
- Affordable housing makes up 25%[1] of the multifamily portfolio
- Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth
- Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing



Greater MN 4%
Other 4%
Location
Twin Cities Metro 92%



Construction 1%
Class C 41%
Product Type
Class A 41%
Class B 17%

Well-Managed CRE NOO Office Portfolio[2] With Limited CBD Exposure

Percent of Total Loans	Average Loan Size	Weighted Average LTV
5.0%	$2.3M	60%

CRE NOO Office by Geography



Out-of-State 11%
Minneapolis-St. Paul Non-CBD 21%
$193M
Twin Cities Suburban 55%
Minneapolis-St. Paul CBD 13%

- Majority of CRE NOO office exposure in the Twin Cities suburbs
- Only 3 loans totaling $22M outside of Minnesota, consisting of projects for existing local clients
- Only 3 loans totaling $26M located in CBDs, with one rated Special Mention
- $302K charge-off on one nonaccrual CBD office loan in 4Q24; property sold in December 2024

[1] Includes formally subsidized properties (17%) and market rate properties with affordable set-asides (8%)
[2] Excludes medical office of $108 million at December 31, 2024

13

1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Asset Quality Remains Strong 14 $91 $(3) $(2) $931 $305 0.01% 0.00% 0.00% 0.10% 0.03% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Charge-Offs FY24 annualized NCOs of 0.03%; 2024 NCOs related to one CBD office loan Net Charge-offs (recoveries) % of Average Loans (annualized) $50,585 $50,494 $51,347 $51,949 $51,018 $52,277 1.36% 1.36% 1.36% 1.37% 1.38% 1.35% 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.11%1 Allowance for Credit Losses % of Gross Loans $919 $269 $678 $8,812 $301 0.02% 0.01% 0.01% 0.19% 0.01% 4Q23 1Q24 2Q24 3Q24 4Q24 Nonperforming Assets2 One CBD office loan moved to nonaccrual in 3Q24; property sold in 4Q24 NPAs % of Assets

Watch/Special Mention and Substandard Loans Remain at Low Levels 15 Multifamily 49.1% CRE NOO Office 18.7% CRE NOO Retail 13.6% CRE OO 8.8% C&I 4.1% Other 5.7% $47 Million Watch/Special Mention List Loans Substandard Loans C&I 57.9% CRE NOO Hotels 13.7% CRE NOO Other 10.9% CRE NOO Retail 9.3% CRE OO 4.4% 1-4 Family 3.2% Other 0.6% $22 Million Watch/Special Mention Characteristics Loan Balances Outstanding $46,581 % of Total Loans, Gross 1.2% Number of Loans 21 Average Loan Size $2,218 Substandard Characteristics Loan Balances Outstanding $21,791 % of Total Loans, Gross 0.6% Number of Loans 22 Average Loan Size $990 % of Bank Risk-Based Capital 3.80% $26,485 $21,624 $30,436 $31,991 $46,581 4Q23 1Q24 2Q24 3Q24 4Q24 $35,858 $33,829 $33,908 $31,637 $21,791 4Q23 1Q24 2Q24 3Q24 4Q24 Dollars in thousands

Capital Ratios Impacted by Acquisition 16 9.57% 9.66% 9.66% 9.75% 9.45% 9.16% 9.21% 9.41% 9.79% 9.08% 13.97% 14.00% 14.16% 14.62% 13.76% 7.73% 7.72% 7.90% 8.17% 7.36% 4Q23 1Q24 2Q24 3Q24 4Q24 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Capital Ratios Impacted by FMCB Acquisition in 4Q24 Tangible Common Equity Ratio1 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Recent Capital Actions • No shares of common stock repurchased during 4Q24; $15.3 million remaining under current share repurchase authorization • Completed the acquisition of First Minnetonka City Bank on December 13, 2024 Capital Allocation Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities

2025 Expectations 17 • Mid-to-high single digit loan growth over the course of the year • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Modest NIM expansion in the current interest rate environment • Continued net interest income growth due to NIM expansion and increased loan growth • Dependent on pace of additional rate cuts and shape of the yield curve Net Interest Margin • High-teen noninterest expense growth for full-year 2025 (excluding merger-related expenses) • Continued investments in people and technology initiatives • Provision expense aligned with loan growth and overall asset quality Expenses • Modest capital ratio expansion over time as loan growth expected to increase • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

2025 Strategic Priorities 18 Return to More Normalized Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Leverage Technology to Support Business Growth Execute on M&A Integration and Readiness Initiatives • Well positioned given efforts to optimize the balance sheet in 2024, including strong core deposit growth and reduced loan-to-deposit ratio • Leverage increased loan demand due to the more favorable interest rate environment • Continue to align loan growth with core deposit growth over time • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Utilize the expanded branch footprint, including two branches from the FMCB acquisition and anticipated opening of a de novo branch in Lake Elmo, MN • Focus on expanding targeted verticals, including affordable housing, women business leaders, and cannabis • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Implement upgraded retail and small business online banking solution • Optimize recent technology investments, including the nCino commercial loan origination system and new CRM platform, as well as new AI tools to create efficiencies and enhance the client experience • Successfully complete systems integration of FMCB acquisition • Evaluate additional M&A opportunities that support BWB’s business model and growth outlook • Leverage recent M&A experience to optimize readiness and execution of future M&A opportunities

APPENDIX 19

2024 Strategic Priorities 20 Optimize Balance Sheet for Longer Term Profitable Growth Continue to Gain Loan and Deposit Market Share Generate Incremental Operational Efficiencies While Investing in the Business Scale ERM Function and Monitor Asset Quality Risks • Opportunistically gather core deposits and build high quality lending relationships • Grow loan balances in line with core deposits over time • Generate more profitable growth in a normalized interest rate environment • Expand lending focus on high quality affordable housing sector • Execute on new C&I initiatives through targeted verticals, including a network of women business leaders and entrepreneurial operating system implementers • Identify M&A opportunities and potential markets that enhance BWB’s overall business model • Identify opportunities across all functions to improve operational efficiency • Make proactive investments to scale the business and position for longer term growth • Implement key IT investments, including new CRM platform and upgraded retail and small business online banking solution • Continue to focus on scaling the enterprise risk management function • Monitor the loan portfolio for signs of credit weakness, especially in CRE and multifamily portfolios • Ongoing covenant testing and assess repricing risk on maturing loans Full-Year Accomplishments • Core deposit growth1 of 22.0%; 13.4% excluding FMCB • Reduced loan-to-deposit ratio from 100.4% to 94.7% • Completed strategic acquisition of FMCB • C&I growth of 7.2% • Launched a new CRM platform to enhance the client experience and create new efficiencies • FY24 net charge-off ratio of 0.03% • Well-reserved with allowance to total loans of 1.35% 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

Interest Rate Sensitivity

BRIDGEWATER BANCSHARES, INC.

Estimated Change in NII From Immediate Interest Rate Shocks

Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve

	4Q23	1Q24	2Q24	3Q24	4Q24
+200 bps	(1.7)%	(1.5)%	(3.2)%	(4.4)%	(3.1)%
+100 bps	(1.3)%	(1.2)%	(2.1)%	(2.4)%	(1.7)%
-100 bps	+3.0%	+2.1%	+3.3%	+3.1%	+3.1%
-200 bps	+5.9%	+4.1%	+6.3%	+6.5%	+6.7%

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio
- $680 million of fixed- and adjustable-rate loans scheduled to reprice over the next year
- Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time

Funding Considerations

- Deposit base is more sensitive to changing interest rates
- Strong momentum in core deposit growth since March 2023
- Continue to supplement core deposits with wholesale funding to support loan growth over time
- Brokered deposits generally include call options to protect net interest margin as interest rates decline

Funding Mix Repricing Lower Following Recent Rate Cuts

- $1.5B of funding tied to short-term rates, including $1.2B of immediately-adjustable deposits and $0.3B of derivative hedging
- $656M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.50%

21

Loan Portfolio Repricing

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix


Adjustable, 16%
Variable, 14%
Fixed, 70%

Fixed-Rate Portfolio ($2.7B)

Years to Maturity


$584
21%
$406
15%
$484
18%
$313
11%
$428
16%
$507
19%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.72%
4.75%
5.01%
5.35%
5.41%
4.23%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- $584M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.72%

Variable-Rate Portfolio ($545M)

Variable-Rate Loan Floors


3%
$10
$42
11%
$73
19%
$205
53%
$56
14%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 71% of variable-rate portfolio has rate floors, with 86% of the floors being above 5%
- 100% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($603M)

Adjustable-Rate Repricing/Maturity Schedule


$96
16%
$127
21%
$172
29%
$76
13%
$80
13%
$51
8%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.28%
3.81%
4.87%
4.14%
5.73%
4.58%

- Adjustable-rate loans likely to reprice higher, even in a rates-down environment
- $96M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 5.28%

Dollars in millions

22

High Quality Securities Portfolio 23 39% 38% 34% 31% 18% 22% 21% 22% 17% 16% 22% 21% 23% 21% 17% 16% 22% 17% 20% 21% 15% $604 27% $633 $601 $665 $768 4Q23 1Q24 2Q24 3Q24 4Q24 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) AAA 43% AA 30% A 2% BBB 10% BB 1% NR 14% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(44,512) $(49,418) $23,988 $24,458 $(18,246) $(13,364) 4Q23 4Q24 MTM Securities MTM Derivatives Net Impact on AOCI1 • Acquired $93M of available-for-sale securities from FMCB with a weighted-average yield of 4.35% • No held-to-maturity securities • Securities portfolio average duration of 6.0 years • Average securities portfolio yield of 4.86% • AOCI / Total Risk-Based Capital of 2.3% vs. peer bank median of 5.7%2 1 Includes the tax-effected impact of $7,359 in 4Q23 and $5,390 in 4Q24 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) Other

Ample Liquidity and Borrowing Capacity 24 1 Excludes $290M of pledged securities at December 31, 2024 Dollars in millions 11.5% 12.1% 11.3% 14.5% 13.2% 37.0% 35.5% 36.1% 34.2% 32.2% $2,234 $2,249 $2,222 $2,290 $2,296 4Q23 1Q24 2Q24 3Q24 4Q24 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 1.9x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2024 12/31/2022 Change Cash and Cash Equivalents $ 189 $ 4 8 $ 141 Unpledged Securities1 478 549 (71) FHLB Capacity 483 391 9 2 FRB Discount Window 926 158 768 Unsecured Lines of Credit 200 208 (8) Secured Line of Credit 20 26 (6) Total $ 2,296 $ 1,380 $ 916 Available Balance

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,				
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Adjusted Diluted Earnings Per Common Share					
Net Income Available to Common Shareholders	$ 7,859	$ 6,818	$ 7,101	$ 7,662	$ 7,190
Add: Merger-related Expenses	-	-	-	224	488
Less: Tax Impact	-	-	-	(53)	(107)
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$ 7,859	$ 6,818	$ 7,101	$ 7,833	$ 7,571
Diluted Weighted Average Shares Outstanding	28,238,056	28,089,805	27,748,184	27,904,910	28,055,532
Adjusted Diluted Earnings Per Common Share	$ 0.28	$ 0.24	$ 0.26	$ 0.28	$ 0.27
Return on Average Tangible Common Equity					
Net Income Available to Common Shareholders	$ 7,859	$ 6,818	$ 7,101	$ 7,662	$ 7,190
Average Shareholders' Equity	$ 417,789	$ 428,248	$ 435,585	$ 443,077	$ 455,949
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	351,275	361,734	369,071	376,563	389,435
Less: Effects of Average Intangible Assets	(2,819)	(2,811)	(2,802)	(2,794)	(4,412)
Average Tangible Common Equity	$ 348,456	$ 358,923	$ 366,269	$ 373,769	$ 385,023
Return on Average Tangible Common Equity	8.95%	7.64%	7.80%	8.16%	7.43%
Equity					
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$ 7,859	$ 6,818	$ 7,101	$ 7,833	$ 7,571
Average Tangible Common Equity	$ 348,456	$ 358,923	$ 366,269	$ 373,769	$ 385,023
Adjusted Return on Average Tangible Common Equity	8.95%	7.64%	7.80%	8.34%	7.82%

	As of and for the quarter ended,				
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Pre-Provision Net Revenue:					
Noninterest Income	$ 1,409	$ 1,550	$ 1,763	$ 1,522	$ 2,533
Less: (Gain) Loss on Sales of Securities	27	(93)	(320)	28	-
Total Operating Noninterest Income	1,436	1,457	1,443	1,550	2,533
Plus: Net Interest Income	25,314	24,631	24,996	25,599	26,967
Net Operating Revenue	$ 26,750	$ 26,088	$ 26,439	$ 27,149	$ 29,500
Noninterest Expense	15,740	15,189	15,539	15,760	$ 16,812
Total Operating Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,760	$ 16,812
Pre-provision Net Revenue	$ 11,010	$ 10,899	$ 10,900	$ 11,389	$ 12,688
Plus: Non-Operating Revenue Adjustments	(27)	93	320	(28)	-
Less: Provision (Recovery of) for Credit Losses	(250)	750	600	-	2,175
Less: Provision for Income Taxes	2,360	2,411	2,505	2,686	2,309
Net Income	$ 8,873	$ 7,831	$ 8,115	$ 8,675	$ 8,204
Average Assets	$ 4,567,446	$ 4,592,838	$ 4,646,517	$ 4,709,804	$ 4,788,036
Pre-Provision Net Renveue Return on Average Assets	0.96%	0.95%	0.94%	0.96%	1.05%
Adjusted Pre-Provision Net Revenue:					
Net Operating Revenue	$ 26,750	$ 26,088	$ 26,439	$ 27,149	$ 29,500
Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,760	$ 16,812
Less: Merger-related Expenses	-	-	-	(224)	(488)
Adjusted Total Operating Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,536	$ 16,324
Adjusted Pre-Provision Net Revenue	$ 11,010	$ 10,899	$ 10,900	$ 11,613	$ 13,176
Adjusted Pre-Provision Net Revenue Return on Average Assets	0.96%	0.95%	0.94%	0.98%	1.09%

Dollars in thousands

25

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,				
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Efficiency Ratio:					
Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,760	$ 16,812
Less: Amortization Intangible Assets	(9)	(9)	(8)	(9)	(52)
Adjusted Noninterest Expense	$ 15,731	$ 15,180	$ 15,531	$ 15,751	$ 16,760
Net Interest Income	$ 25,314	$ 24,631	$ 24,996	$ 25,599	$ 26,967
Noninterest Income	1,409	1,550	1,763	1,522	2,533
Less: (Gain) Loss on Sales of Securities	27	(93)	(320)	28	-
Adjusted Operating Revenue	$ 26,750	$ 26,088	$ 26,439	$ 27,149	$ 29,500
Efficiency Ratio	58.8%	58.2%	58.7%	58.0%	56.8%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,760	$ 16,812
Less: Amortization Intangible Assets	(9)	(9)	(8)	(9)	(52)
Less: Merger-related Expenses	-	-	-	(224)	(488)
Adjusted Noninterest Expense	$ 15,731	$ 15,180	$ 15,531	$ 15,527	$ 16,272
Net Interest Income	$ 25,314	$ 24,631	$ 24,996	$ 25,599	$ 26,967
Noninterest Income	1,409	1,550	1,763	1,522	2,533
Less: (Gain) Loss on Sales of Securities	27	(93)	(320)	28	-
Adjusted Operating Revenue	$ 26,750	$ 26,088	$ 26,439	$ 27,149	$ 29,500
Efficiency Ratio	58.8%	58.2%	58.7%	57.2%	55.2%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,760	$ 16,812
Less: Merger-related Expenses	-	-	-	(224)	(488)
Adjusted Noninterest Expense	$ 15,740	$ 15,189	$ 15,539	$ 15,536	$ 16,324
Average Assets	$ 4,567,446	$ 4,592,838	$ 4,646,517	$ 4,703,804	$ 4,788,036
Adjusted Noninterest Expense to Average Assets	1.37%	1.33%	1.35%	1.31%	1.36%

	As of and for the quarter ended,				
	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024
Adjusted Return on Average Assets					
Net Income	$ 8,873	$ 7,831	$ 8,115	$ 8,675	$ 8,204
Add: Merger-related Expenses	-	-	-	224	488
Less: Tax Impact	-	-	-	(53)	(107)
Net Income, Excluding Impact of Merger-Related Expenses	$ 8,873	$ 7,831	$ 8,115	$ 8,846	$ 8,585
Average Assets	$ 4,567,446	$ 4,592,838	$ 4,646,517	$ 4,703,804	$ 4,788,036
Adjusted Return on Average Assets	0.77%	0.69%	0.70%	0.75%	0.71%
Tangible Common Equity / Tangible Assets					
Total Shareholders' Equity	$ 425,515	$ 433,611	$ 439,241	$ 452,200	$ 457,935
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	359,001	367,097	372,727	385,686	391,421
Less: Intangible Assets	(2,814)	(2,806)	(2,797)	(2,789)	(19,832)
Tangible Common Equity	$ 356,187	$ 364,291	$ 369,930	$ 382,897	$ 371,589
Total Assets	$ 4,611,990	$ 4,723,109	$ 4,687,035	$ 4,691,517	$ 5,066,242
Less: Intangible Assets	(2,814)	(2,806)	(2,797)	(2,789)	(19,832)
Tangible Assets	$ 4,609,176	$ 4,720,303	$ 4,684,238	$ 4,688,728	$ 5,046,410
Tangible Common Equity / Tangible Assets	7.73%	7.72%	7.90%	8.17%	7.36%
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 50,022	$ 49,858	$ 51,592	$ 52,118	$ 52,078
Less: Loan Fees	(751)	(608)	(767)	(968)	(747)
Core Loan Interest Income	$ 49,271	$ 49,250	$ 50,825	$ 51,150	$ 51,331
Average Loans	$ 3,726,126	$ 3,729,355	$ 3,771,768	$ 3,721,654	$ 3,730,532
Core Loan Yield	5.25%	5.31%	5.42%	5.47%	5.47%

Dollars in thousands

26

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,									
Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

	As of and for the quarter ended,									
Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

	As of and for the quarter ended,									
Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

	As of and for the quarter ended,		
Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49
Total Common Shares	27,348,049	27,425,690	27,552,449

27